File No. 333-104431         CIK #1174369

                       Securities and Exchange Commission
                           Washington, D.C. 20549-1004

                                 Post-Effective
                                 Amendment No. 1
                                       to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                     Van Kampen Focus Portfolios, Series 393
                              (Exact Name of Trust)

                              VAN KAMPEN FUNDS INC.
                            (Exact Name of Depositor)

                           1221 Avenue of the Americas
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER LLP
  Attention: Amy R. Doberman                          Attention: Mark J. Kneedy
  1221 Avenue of the Americas                         111 West Monroe Street
  New York, New York 10020                            Chicago, Illinois 60603

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on August 25, 2004 pursuant to paragraph (b) of Rule 485.



VAN KAMPEN FOCUS PORTFOLIOS, SERIES 393

PREFERRED SECURITIES PORTFOLIO, SERIES 1

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE TRUST

         Van Kampen Focus Portfolios, Series 393 includes the underlying unit investment trust described above (the "Trust"). The Trust offers investors the opportunity to purchase Units representing proportionate interests in a portfolio of common stocks issued primarily by some of the most widely held and well capitalized companies in the United States.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE UNITS OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.

            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 THE DATE OF THIS PROSPECTUS IS AUGUST 25, 2004

                        VAN KAMPEN FOCUS PORTFOLIOS (SM)
                       A DIVISION OF VAN KAMPEN FUNDS INC.

                     VAN KAMPEN FOCUS PORTFOLIOS, SERIES 393
                    PREFERRED SECURITIES PORTFOLIO, SERIES 1
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               AS OF JUNE 16, 2004
                         SPONSOR: VAN KAMPEN FUNDS INC.
                   SUPERVISOR: VAN KAMPEN ASSET MANAGEMENT (4)
                          TRUSTEE: THE BANK OF NEW YORK

                                                                                                           PREFERRED
                                                                                                          SECURITIES
                                                                                                             TRUST
                                                                                                       ----------------
GENERAL INFORMATION
Number of Units                                                                                               9,563,298
Fractional Undivided Interest in Trust per Unit                                                             1/9,563,298
Public Offering Price:
      Aggregate Value of Securities in Portfolio (1)                                                  $   81,202,224.13
      Aggregate Value of Securities per Unit (including accumulated dividends)                        $         8.49100
      Sales charge 4.50% (4.712% of Aggregate Value of Securities excluding principal
           cash) per Unit (3)                                                                         $          .40010
      Public Offering Price per Unit (2)(3)                                                           $         8.89110
Redemption Price per Unit                                                                             $         8.49100
Secondary Market Repurchase Price per Unit                                                            $         8.49100
Excess of Public Offering Price per Unit Over Redemption Price per Unit                               $          .40010

Supervisor's Annual Supervisory Fee                 Maximum of $.0025 per Unit
Sponsor's Annual Bookkeeping
   and Administration  Services Fee                 Maximum of $.0015 per Unit
Evaluation Time                                     Close of the New York Stock Exchange
Initial Date of Deposit                             May 20, 2003
Mandatory Termination Date                          November 18, 2008

     Minimum Termination Value....................... The Trust may be
terminated if the net asset value of such Trust is less than $500,000 unless the net asset value of such Trust deposits has exceeded $15,000,000, then the Trust
Agreement may be terminated if the net asset value of such Trust is less than
$3,000,000.

Estimated Expenses per Unit                         $.02013
Estimated Annual Dividends per Unit                 $.63449
Trustee's Annual fee                                $.0095 per Unit

Record Date                                         TENTH day of each month
Distribution Date                                   TWENTY-FIFTH day of each month

--------------------------------------------------------------------------------

(1)Equity Securities are valued at the closing sale price, or if no such price exists, at the closing bid price thereof.

(2)Anyone ordering Units will have added to the Public Offering Price a pro rata share of any cash in the Income and Capital Accounts.

(3)On each May 20th, commencing May 20, 2004, the secondary market sales charge will decrease by .5 of 1% to a minimum sales charge of 3.0%.

(4)Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.




                    PREFERRED SECURITIES PORTFOLIO, SERIES 1

                              PER UNIT INFORMATION

                                                                                                            2004 (1)
                                                                                                         -------------
Net asset value per Unit at beginning of period........................................................  $        9.57
                                                                                                         -------------
Net asset value per Unit at end of period..............................................................  $        8.70
                                                                                                         -------------
Distributions to Unitholders of investment income including accumulated dividends paid
   on Units redeemed (average Units outstanding for entire period).....................................  $        0.64
                                                                                                         -------------
Distributions to Unitholders from Equity Security sales proceeds (average Units
   outstanding for entire period)......................................................................  $        0.41
                                                                                                         -------------
Unrealized appreciation (depreciation) of Equity Securities (per Unit outstanding at
   end of period)......................................................................................  $      (0.55)
                                                                                                         -------------
Units outstanding at end of period.....................................................................     10,211,676

--------------------------------------------------------------------------------

(1)  For the period from May 20, 2003 (date of deposit) through April 30, 2004.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     TO THE BOARD OF DIRECTORS OF VAN KAMPEN FUNDS INC. AND THE UNITHOLDERS OF VAN KAMPEN FOCUS PORTFOLIOS, SERIES 393 (PREFERRED SECURITIES PORTFOLIO, SERIES
1):

   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Van Kampen Focus Portfolios, Series 393 (Preferred Securities Portfolio, Series 1) as of April 30, 2004 and the related statements of operations and changes in net assets for the period from May 20, 2003 (date of deposit) through April 30, 2004. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 2004 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Portfolios, Series 393 (Preferred Securities Portfolio, Series 1) as of April 30, 2004 and the results of operations and changes in net assets for the period from May 20, 2003 (date of deposit) through April 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   June 25, 2004



                     VAN KAMPEN FOCUS PORTFOLIOS, SERIES 393

                             STATEMENTS OF CONDITION

                                 APRIL 30, 2004

                                                                                                            PREFERRED
                                                                                                           SECURITIES
                                                                                                              TRUST
                                                                                                         ---------------
   Trust property
      Cash                                                                                               $            --
      Securities at market value, (cost $94,151,815) (note 1)                                                 88,572,511
      Accumulated dividends                                                                                      461,678
      Receivable for securities sold                                                                             320,184
                                                                                                         ---------------
                                                                                                         $    89,354,373
                                                                                                         ===============
   Liabilities and interest to Unitholders
      Cash overdraft                                                                                     $        38,119
      Redemptions payable                                                                                        369,551
      Payable for securities purchased                                                                                --
      Interest to Unitholders                                                                                 88,946,703
                                                                                                         ---------------
                                                                                                         $    89,354,373
                                                                                                         ===============

                             ANALYSES OF NET ASSETS

   Interest of Unitholders (10,221,676 Units of fractional undivided interest outstanding)
      Cost to original investors of 11,223,161 Units (note 1)                                            $   116,819,779
        Less initial underwriting commission (note 3)                                                          5,961,402
                                                                                                         ---------------
                                                                                                             110,858,377
        Less redemption of 1,001,485 Units                                                                     8,978,697
                                                                                                         ---------------
                                                                                                             101,879,680
      Undistributed (overdistributed) net investment income
        Net investment income                                                                                  5,748,105
        Less distributions to Unitholders                                                                      6,261,798
                                                                                                         ---------------
                                                                                                                (513,693)
      Realized gain (loss) on Security sale                                                                      231,391
      Unrealized appreciation (depreciation) of Securities (note 2)                                           (5,579,304)
      Distributions to Unitholders of Security sale proceeds                                                  (4,042,236)
      Deferred sales charge                                                                                   (3,029,135)
                                                                                                         ---------------
          Net asset value to Unitholders                                                                 $    88,946,703
                                                                                                         ===============
   Net asset value per Unit (10,221,676 Units outstanding)                                               $          8.70
                                                                                                         ===============


        The accompanying notes are an integral part of these statements.


                    PREFERRED SECURITIES PORTFOLIO, SERIES 1

                            STATEMENTS OF OPERATIONS

        PERIOD FROM MAY 20, 2003 (DATE OF DEPOSIT) THROUGH APRIL 30, 2004

                                                                                                              2004
                                                                                                         -------------
   Investment income
      Dividend income..................................................................................  $   6,848,875
      Expenses
         Trustee fees and expenses.....................................................................        274,808
         Evaluator fees................................................................................         14,963
         Organizational fees...........................................................................        751,236
         Supervisory fees..............................................................................         59,763
                                                                                                         -------------
            Total expenses.............................................................................      1,100,770
                                                                                                         -------------
         Net investment income.........................................................................      5,748,105
   Realized gain (loss) from Security sale
      Proceeds.........................................................................................     17,185,380
      Cost.............................................................................................     16,953,989
                                                                                                         -------------
         Realized gain (loss)..........................................................................        231,391
   Net change in unrealized appreciation (depreciation) of Securities..................................     (5,579,304)
                                                                                                         -------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................  $     400,192
                                                                                                         -------------

                       STATEMENTS OF CHANGES IN NET ASSETS
        PERIOD FROM MAY 20, 2003 (DATE OF DEPOSIT) THROUGH APRIL 30, 2004

                                                                                                              2004
                                                                                                         -------------
   Increase (decrease) in net assets Operations:
      Net investment income............................................................................  $   5,748,105
      Realized gain (loss) on Securities...............................................................        231,391
      Net change in unrealized appreciation (depreciation) of Securities...............................     (5,579,304)
                                                                                                         -------------
         Net increase (decrease) in net assets resulting from operations...............................        400,192
   Distributions to Unitholders from:
      Net investment income............................................................................     (6,261,798)
      Security sale proceeds...........................................................................     (4,042,236)
      Redemption of Units..............................................................................     (8,978,697)
      Deferred sales charge............................................................................     (3,029,135)
                                                                                                         -------------
         Total increase (decrease).....................................................................    (21,911,674)
   Net asset value to Unitholders
      Beginning of period..............................................................................        142,241
      Additional Securities purchased from the proceeds of Unit Sales..................................    110,716,136
                                                                                                         -------------
      End of period (including undistributed (overdistributed) net investment income of $(513,693))....  $  88,946,703
                                                                                                         -------------


        The accompanying notes are an integral part of these statements.




PREFERRED SECURITIES PORTFOLIO, SERIES 1                                                PORTFOLIO AS OF APRIL 30, 2004
----------------------------------------------------------------------------------------------------------------------
                                                                                                         VALUATION OF
NUMBER                                                                                   MARKET VALUE     SECURITIES
OF SHARES          NAME OF ISSUER                                                          PER SHARE       (NOTE 1)
---------------    ------------------------------------------------------------------------------------ --------------
        124,107   Abbey National Plc                                                    $   26.5800     $    3,298,764
----------------------------------------------------------------------------------------------------------------------
        105,003   Aetna, Inc.                                                               27.0000          2,835,081
----------------------------------------------------------------------------------------------------------------------
        106,260   Bank One Capital Trust VI                                                 25.6000          2,720,256
----------------------------------------------------------------------------------------------------------------------
        123,431   Comerica Capital Trust I                                                  26.0800          3,219,080
----------------------------------------------------------------------------------------------------------------------
         92,901   Countrywide Capital IV                                                    24.5600          2,281,649
----------------------------------------------------------------------------------------------------------------------
        129,169   Developers Diversified Realty                                             26.0500          3,364,852
----------------------------------------------------------------------------------------------------------------------
        144,441   Walt Disney Company                                                       25.1500          3,632,691
----------------------------------------------------------------------------------------------------------------------
        106,260   Dominion CNG Capital Trust I                                              25.7000          2,730,882
----------------------------------------------------------------------------------------------------------------------
        106,260   DTE Energy Trust I                                                        26.0000          2,762,760
----------------------------------------------------------------------------------------------------------------------
         88,437   Energy East Capital Trust I                                               26.4100          2,335,621
----------------------------------------------------------------------------------------------------------------------
        139,974   Entergy Louisiana, Inc.                                                   26.0000          3,639,324
----------------------------------------------------------------------------------------------------------------------
         87,831   Equity Office Properties Trust                                            25.7200          2,259,013
----------------------------------------------------------------------------------------------------------------------
        106,905   Fleet Capital Trust VIII                                                  25.5200          2,728,216
----------------------------------------------------------------------------------------------------------------------
        113,912   Ford Motor Credit Company                                                 25.3700          2,889,947
----------------------------------------------------------------------------------------------------------------------
        152,713   General Motors Corporation                                                24.6000          3,756,740
----------------------------------------------------------------------------------------------------------------------
        178,786   HRPT Properties Trust                                                     26.2000          4,684,193
----------------------------------------------------------------------------------------------------------------------
         88,437   Lincoln National Capital                                                  25.7300          2,275,484
----------------------------------------------------------------------------------------------------------------------
        136,185   Merrill Lynch Preferred Capital Trust V                                   25.6700          3,495,869
----------------------------------------------------------------------------------------------------------------------
        110,704   New Plan Excel Reallty Trust, Inc.                                        24.9000          2,756,530
----------------------------------------------------------------------------------------------------------------------
        105,650   Partnerre Capital Trust I                                                 26.0000          2,746,900
----------------------------------------------------------------------------------------------------------------------
         53,442   PLC Capital Trust IV                                                      25.6300          1,369,718
----------------------------------------------------------------------------------------------------------------------
        107,540   Public Storage, Inc.                                                      25.3900          2,730,441
----------------------------------------------------------------------------------------------------------------------
        105,650   Southern Capital Trust VI                                                 25.5000          2,694,075
----------------------------------------------------------------------------------------------------------------------
        126,623   Stilwell Financial, Inc.                                                  25.4800          3,226,354
----------------------------------------------------------------------------------------------------------------------
         89,134   Telephone & Data Systems, Inc.                                            25.8200          2,301,440
----------------------------------------------------------------------------------------------------------------------
        141,252   USB Capital IV                                                            25.7100          3,631,589
----------------------------------------------------------------------------------------------------------------------
        123,446   Verizon New England, Inc.                                                 25.6200          3,162,687
----------------------------------------------------------------------------------------------------------------------
        104,351   Viacom, Inc.                                                              25.5000          2,660,951
----------------------------------------------------------------------------------------------------------------------
        106,260   Virginia Power Capital                                                    25.7000          2,730,882
----------------------------------------------------------------------------------------------------------------------
        139,974   XL Capital, Ltd. Class A                                                  26.0800          3,650,522
---------------                                                                                         ---------------
      3,445,038                                                                                         $   88,572,511
===============                                                                                         ===============

-------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.

                     VAN KAMPEN FOCUS PORTFOLIOS, SERIES 393

                          NOTES TO FINANCIAL STATEMENTS

                                 APRIL 30, 2004

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Securities are valued at the last closing sales price or, if no such price exists, at the closing bid price thereof.

   Security Cost - The original cost to the Trust of the Securities was based on the closing sale prices, or if no such price exists, the closing asked prices. The cost was determined on the day of the various Dates of Deposit.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value as described in Note 1 and (3) accumulated dividends thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - Unitholders are considered to be the owner of a pro rata portion of the related Trust and, accordingly, no provisions have been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at April 30, 2004 is as follows:

   Unrealized Appreciation       $           --
   Unrealized Depreciation           (5,579,304)
                                 --------------
                                 $   (5,579,304)
                                 ==============

NOTE 3- OTHER

   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the value of the Securities in the portfolio of the Trust valued as described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on adding to the underlying value of the Securities per Unit on the date of an investor's purchase, plus an amount equal to the difference between the maximum sales charge of 3.25% of the public offering price which is equivalent to 3.359% of the aggregate underlying value of the Securities. Commencing September 19, 2002, the secondary market sales charge will be 2.75%.

   Compensation of Sponsor and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.0025 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to all applicable Trusts). The Sponsor receives an annual fee for performing bookkeeping and administrative services for the Trust. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

   During the period ended April 30, 2004, 1,001,485 Units were presented for redemption.



                                   VAN KAMPEN
                                   INVESTMENTS

                         PREFERRED SECURITIES PORTFOLIO

                               PROSPECTUS PART II

       YOU SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

      NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.
        THIS PROSPECTUS IS DATED AS OF THE DATE OF THE PROSPECTUS PART I
                     ACCOMPANYING THIS PROSPECTUS PART II.

--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved of the Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.



THE PORTFOLIOS
--------------------------------------------------------------------------------

     Each Preferred Securities Portfolio created under the laws of the State of New York pursuant to a Trust Indenture and Trust Agreement (the "Trust Agreement"), dated the Initial Date of Deposit, among Van Kampen Funds Inc., as Sponsor, Cohen & Steers Capital Management, Inc., as Supervisor and The Bank of New York, as Trustee.

   The Portfolios offer investors the opportunity to purchase Units representing proportionate interests in portfolios of securities. A Portfolio may be an appropriate medium for investors who desire to participate in a portfolio of securities with greater diversification than they might be able to acquire individually.

   On the Initial Date of Deposit, the Sponsor deposited delivery statements relating to contracts for the purchase of the Securities and an irrevocable letter of credit in the amount required for these purchases with the Trustee. In exchange for these contracts the Trustee delivered to the Sponsor documentation evidencing the ownership of Units of the Portfolios. Unless otherwise terminated as provided in the Trust Agreement, the Portfolios will terminate on the Mandatory Termination Date and any remaining Securities will be liquidated or distributed by the Trustee within a reasonable time. If you purchase Units designated with a Classic CUSIP number or a FeeDom CUSIP number, your Units will be automatically redeemed on the Special Redemption Date set forth in the "Summary of Essential Financial Information" in Prospectus Part One. As used in this prospectus the term "Securities" means the securities (including contracts to purchase these securities) listed in each "Portfolio" and any additional securities deposited into each Portfolio.

   Additional Units of a Portfolio may be issued at any time by depositing in the Portfolio (i) additional Securities, (ii) contracts to purchase Securities together with cash or irrevocable letters of credit or (iii) cash (or a letter of credit or the equivalent) with instructions to purchase additional Securities. As additional Units are issued by a Portfolio, the aggregate value of the Securities will be increased and the fractional undivided interest represented by each Unit will be decreased. The Sponsor may continue to make additional deposits into a Portfolio following the Initial Date of Deposit provided that the additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the number of shares of each Security in the Portfolio that existed immediately prior to the subsequent deposit. Investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the deposit and the purchase of the Securities and because the Portfolios will pay the associated brokerage or acquisition fees.

   Each Unit of a Portfolio initially offered represents an undivided interest in that Portfolio. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in that Portfolio represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in the Portfolio will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

   Each Portfolio consists of (a) the Securities (including contracts for the purchase thereof) listed under the applicable "Portfolio" as may continue to be held from time to time in the Portfolio, (b) any additional Securities acquired and held by the Portfolio pursuant to the provisions of the Trust Agreement and
(c) any cash held in the related Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

OBJECTIVES AND SECURITIES SELECTION
--------------------------------------------------------------------------------

   The Portfolio seeks an attractive level of current income by investing in a diversified portfolio primarily consisting of preferred securities, such as trust preferred securities and preferred stocks. The portfolio was selected by Cohen & Steers Capital Management, Inc., the "Portfolio Consultant". Security selection was based on both fundamental factors and relative value comparisons. Cohen & Steers implemented a proprietary selection model to screen for relative value among well over one thousand securities. Since preferred securities typically are subordinated instruments, Cohen & Steers carefully weighed both issuer credit fundamentals and security standing within the corporate and capital structure. In addition, security diversification by issuer and industry was also accorded a key role in portfolio construction.

   Cohen & Steers' selection process was based on both fundamental factors and relative value comparisons. The firm utilized both "top-down" and "bottom-up" processes to uncover value. Cohen & Steers implemented macroeconomic and sector views to make "top-down" judgments as to potential relative performance of securities within particular industry sectors. Cohen & Steers formed its views by assessing such factors as economic indicators, earnings trends, sector fundamentals, security supply and demand, regulatory issues, and U.S. and global events. From an individual security, or "bottom-up" perspective, Cohen & Steers placed primary emphasis on fundamental credit quality. In particular, as of the Initial Date of Deposit, each of the portfolio securities was rated investment grade or higher by Standard & Poor's or Moody's Investor Service or had credit characteristics equivalent to investment grade rated securities in the opinion of Cohen & Steers. Cohen & Steers closely monitored earnings, revenue, capitalization and other trends. Since preferred securities typically are subordinated instruments, Cohen & Steers also carefully weighed individual security standing within each issuer's corporate and capital structure. Cohen & Steers utilized a proprietary electronic model that allows the firm simultaneously to sort for value among hundreds of issues. Cohen & Steers' model also adjusts for issuer call features and other structural factors, in addition to liquidity and other market factors. The portfolio construction process incorporated broader issues, such as diversification by issuer and industry, a focus on call protection, and credit quality and liquidity.

   Preferred securities are unique securities that combine some of the characteristics of both stocks and bonds. Like bonds, the preferred securities selected for the Portfolio generally pay a fixed rate of return and are sold on the basis of current yield. However, like stocks, they are traded on major securities exchanges. Although the underlying securities typically pay quarterly distributions of income, the Portfolio is designed to make monthly distributions. Preferred securities are "senior securities" which have preference over common stocks, but not debt, of an issuer. Generally, the issuing company must pay all income on its preferred securities before additional earnings are made available for distribution to common stockholders. Preferred securities typically have a yield advantage over common stocks as well as comparably rated fixed income investments.

   The Portfolio invests primarily in trust preferred securities and preferred stocks. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. Income payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Unlike preferred stocks, distributions for trust preferred securities are generally treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. Trust preferred securities and the underlying subordinated debentures typically rank senior to the company's common and preferred stock and junior to the company's senior debt, subordinated debt and other indebtedness.

   Similar to bonds, many preferred stocks offer a fixed rate of return paid in the form of a dividend. Like common stock, most preferred stocks are equity securities representing ownership in a company. Preferred stocks are generally considered "senior securities" and preferred stockholders enjoy preference over common stockholders with regard to dividends and liquidations. For the prospect of a higher yield, preferred stockholders may forfeit or at least be limited in their voting rights.

   With the exception of certain extraordinary events, the securities selected for the Portfolio, on average, are non-callable for approximately three years from the Initial Date of Deposit, which has the potential to provide a degree of protection against disruptions in your monthly income over that period. After this period, certain of the securities may be called by their issuers, which would reduce the amount of your monthly income.

   Of course, we cannot guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   THE PORTFOLIO CONSULTANT. Founded in 1986, Cohen & Steers Capital Management Inc. has approximately $11.7 billion in assets under management, primarily in real estate investment trusts (REITs) and including more than $1.5 billion in preferred securities. Cohen & Steers manages separate account portfolios for institutional investors, including some of the world's largest pension funds and endowments. In addition, the firm manages open- and closed-end mutual funds for both retail and institutional investors. Cohen & Steers is among the largest REIT managers in the U.S. and employs a significant research and trading staff. Many investors have come to view Cohen & Steers as an important source for income-oriented investment products. William Scapell, former Director of Preferred Securities Research at Merrill Lynch, heads up this investment area. Mr. Scapell is also in charge of analyzing and recommending preferred securities of major U.S and international companies that make up the $180 billion corporate preferred market. Cohen & Steers also acts as Supervisor of the Portfolio. As described above, Cohen & Steers advises other clients such as investment companies and other accounts. Many of these client accounts are "managed" accounts. The Portfolio is not a managed fund and will generally not sell or replace Securities. Please refer to "Objectives and Securities Selection" for a discussion of Cohen & Steers' activities regarding the advisory accounts of its other clients and the effect these activities may have on the Securities in the Portfolio.

   You should note that the selection criteria were applied to the Securities for inclusion in the Portfolios prior to the Initial Date of Deposit. After the initial selection, the Securities may no longer meet the selection criteria. Should a Security no longer meet the selection criteria, we will generally not remove the Security from a Portfolio.

   The Portfolio Consultant is not an affiliate of the Sponsor. The Sponsor did not select the Securities for the Portfolios. The Portfolio Consultant may use the list of Securities in its independent capacity as an investment adviser and distributes this information to various individuals and entities. The Portfolio Consultant may recommend or effect transactions in the Securities. This may have an adverse effect on the prices of the Securities. This also may have an impact on the price the Portfolios pay for the Securities and the price received upon Unit redemptions or Portfolio termination. The Portfolio Consultant may act as agent or principal in connection with the purchase and sale of securities, including the Securities. The Portfolio Consultant also issues reports and makes recommendations on the Securities. The Portfolio Consultant's research department may receive compensation based on commissions generated by research and/or sales of Units.

   Neither the Portfolio Consultant nor the Sponsor manage the Portfolios. You should note that the Portfolio Consultant, applied the selection criteria to the Securities for inclusion in the Portfolios prior to the Initial Date of Deposit. After this time, the Securities may no longer meet the selection criteria. Should a Security no longer meet the selection criteria, we will generally not remove the Security from its Portfolio. In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities but rather the entire pool of Securities in a Portfolio, taken as a whole, which are represented by the Units.

RISK FACTORS
--------------------------------------------------------------------------------

   All investments involve risk. This section describes the main risks that can impact the value of securities in the Portfolios. You should understand these risks before you invest. If the value of the securities falls, the value of your Units will also fall. You can lose money by investing in the Portfolio. No one can guarantee that the Portfolio will achieve its objective or that your investment return will be positive over any period. The Information Supplement, which is available upon request, contains a more detailed discussion of risks related to your investment.

   MARKET RISK. Market risk is the risk that the value of the securities in the Portfolio will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer or insurer, or ratings on a security. Even though the Supervisor supervises your portfolio, you should remember that no one manages your Portfolio. The Portfolio will not sell a security solely because the market value falls as is possible in a managed fund.

   INTEREST RATE RISK. Interest rate risk is the risk that securities in the Portfolio will decline in value because of a rise in interest rates. Generally, securities that pay fixed rates of return will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, securities that pay fixed rates of return with longer periods before maturity are more sensitive to interest rate changes.

   CREDIT AND DIVIDEND PAYMENT RISK. Credit risk is the risk that an issuer of a security in the Portfolio is unable or unwilling to make dividend and/or principal payments. Trust preferred securities are subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made. Such interest payments are dependent on the financial condition of the issuer. Dividend payments for both preferred stocks and trust preferred securities may not be paid at all or may generally be deferred without default.

   CALL RISK. Call risk is the risk that the issuer prepays or "calls" a security before its stated maturity. An issuer might call a security if interest rates fall and the security pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a security, the Portfolio will distribute the principal to you but your future income distributions will fall. You might not be able to reinvest this principal at as high a yield. A security's call price could be less than the price the Portfolio paid for the security and could be below the security's par value. This means that you could receive less than the amount you paid for your Units. If enough securities in the Portfolio are called, the Portfolio could terminate early. Some or all of the securities may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the securities were used, and various other events. The call provisions are described in general terms in the "Portfolio" under "Redemption Provisions".

   TRUST PREFERRED SECURITIES. The Portfolio invests primarily in trust preferred securities. You should understand these securities before you invest. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Distribution payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Trust preferred securities are also subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the issuer and may be deferred for up to 20 consecutive quarters. During any deferral period, investors are generally taxed as if the Portfolio had received current income. In such a case, Unitholders will have income taxes due prior to receiving cash distributions to pay such taxes. In addition, the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

   PREFERRED STOCKS. The Portfolio also invests significantly in preferred stocks. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

   FINANCIAL SERVICES COMPANIES. The Portfolio invests significantly in financial services companies or related subsidiaries. Any negative impact on this industry will have a greater impact on the value of Units than on a portfolio diversified over several industries. You should understand the risks of this industry before you invest.

   The Portfolio invests significantly in banks and other financial services companies or related subsidiaries. Banks and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, banks and their holding companies are extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

   Banks will face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted Gramm-Leach-Bliley financial services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data. Banks are already facing tremendous pressure from mutual funds, brokerage firms and other financial service providers in the competition to furnish services that were traditionally offered by banks.

   Companies engaged in investment management and broker-dealer activities are subject to volatility in their earnings and share prices that often exceeds the volatility of the equity market in general. Adverse changes in the direction of the stock market, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability, as well as the stock prices, of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in investment management and broker-dealer activities are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect the stock prices of such companies.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Already extensively regulated, insurance companies' profits may be adversely affected by increased government regulations or tax law changes.

   REDUCED DIVERSIFICATION. The Portfolio involves the risk that the Portfolio will become smaller and less diversified as securities are sold, are called or mature. This could increase your risk of loss and increase your share of Portfolio expenses.

     QUALITY RISK. Security quality risk is the risk that a security will fall in value if a rating agency decreases the security's rating.

   TAX AND LEGISLATION RISK. Tax legislation proposed by the President or Congress, tax regulations proposed by the U.S. Treasury or positions taken by the Internal Revenue Service could affect the value of the trust by changing the taxation or tax characterizations of the portfolio securities, or dividends and other income paid by or related to such securities. Congress has considered such proposals in the past and may do so in the future. No one can predict whether any legislation will be proposed, adopted or amended by Congress and no one can predict the impact that any other legislation might have on the Portfolio or its portfolio securities.

   LIQUIDITY RISK. Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security.

    SPECIAL REDEMPTION. The Trustee will redeem Units purchased in a "wrap fee" or other fee-based account on the Special Redemption Date set forth in the "Summary of Essential Financial Information" in Prospectus Part One. If a substantial amount of Units are held by these accounts, this process could significantly reduce the size of your Portfolio and cause expenses to increase or cause the Portfolio to terminate before its Mandatory Termination Date.

   NO FDIC GUARANTEE. An investment in your Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   GENERAL. Units are offered at the Public Offering Price which includes the underlying value of the Securities, the sales charge, and cash, if any, in the Income and Capital Accounts. The "Summary of Essential Financial Information" in Part One describes the sales charges in detail.

   The minimum purchase is 100 Units (25 Units for retirement accounts) but may vary by selling firm. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   REDUCING YOUR SALES CHARGE. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your financial professional of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge. You may not combine discounts.

   Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates, and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession.

     Distribution Reinvestments. We do not charge any sales charge when you reinvest distributions from your Portfolio into additional Units of your Portfolio.

   UNIT PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part One in accordance with fluctuations in the prices of the underlying Securities in the Portfolios. The Trustee will generally determine the value of the Securities as of the Evaluation Time on each business day and will adjust the Public Offering Price of Units accordingly. This Public Offering Price will be effective for all orders received prior to the Evaluation Time on each business day. The Evaluation Time is the close of the New York Stock Exchange on each business day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day", as used herein and under "Rights of Unitholders--Redemption of Units", excludes Saturdays, Sundays and holidays observed by the New York Stock Exchange.

   The value of portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Trustee determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trustee or an independent pricing service used by the Trustee. In these cases, a Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the portfolio securities may change on days when you will not be able to purchase or sell Units. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time. The Sponsor will provide price dissemination and oversight services to the Portfolios.

   UNIT DISTRIBUTION. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this prospectus at the secondary market Public Offering Price in the manner described above.

   Except as provided in this section, any sales charge discount provided to investors will be borne by the selling broker-dealer or agent as indicated under "General" above. For all secondary market transactions the total concession or agency commission will amount to 80% of the sales charge. Notwithstanding anything to the contrary herein, in no case shall the total of any concessions, agency commissions and any additional compensation allowed or paid to any broker, dealer or other distributor of Units with respect to any individual transaction exceed the total sales charge applicable to such transaction. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   Broker-dealers of the Portfolios, banks and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying entities for certain services or activities which are primarily intended to result in sales of Units. Such payments are made by the Sponsor out of its own assets, and not out of the assets of any Portfolio. These programs will not change the price Unitholders pay for their Units or the amount that a Portfolio will receive from the Units sold.

   SPONSOR COMPENSATION. The Sponsor will receive a gross sales commission equal to the total sales charge applicable to each transaction. Except as provided under "Unit Distribution," any sales charge discount provided to investors will be borne by the selling dealer or agent. In addition, the Sponsor will realize a profit or loss as a result of the difference between the price paid for the Securities by the Sponsor and the cost of the Securities to each Portfolio on the Initial Date of Deposit as well as on subsequent deposits. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities. The Sponsor may realize profit or loss as a result of the possible fluctuations in the market value of the Securities, since all proceeds received from purchasers of Units are retained by the Sponsor. In maintaining a secondary market, the Sponsor will realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge) or from a redemption of repurchased Units at a price above or below the purchase price. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   The Sponsor or an affiliate may have participated in a public offering of one or more of the Securities. The Sponsor, an affiliate or their employees may have a long or short position in these Securities or related securities. An affiliate may act as a specialist or market maker for these Securities. An officer, director or employee of the Sponsor or an affiliate may be an officer or director for issuers of the Securities.

   Purchases and sales of Securities by your Portfolio may impact the value of the Securities. This may especially be the case upon Portfolio termination and in the course of satisfying large Unit redemptions. Any publication of a list of Securities, or a list of anticipated Securities, to be included in a Portfolio may also cause increased buying activity in certain Securities. Once this information becomes public, investors may purchase individual Securities appearing in such a publication and may do so during or prior to the initial offering of Units. It is possible that these investors could include investment advisory and brokerage firms of the Sponsor or its affiliates or firms that are distributing Units. This activity may cause your Portfolio to purchase stocks at a higher price than those buyers who effect purchases prior to purchases by your Portfolio.

   MARKET FOR UNITS. Although it is not obligated to do so, the Sponsor may maintain a market for Units and to purchase Units at the secondary market repurchase price (which is described under "Right of Unitholders--Redemption of Units"). The Sponsor may discontinue purchases of Units or discontinue purchases at this price at any time. In the event that a secondary market is not maintained, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". Unitholders should contact their broker to determine the best price for Units in the secondary market. The Trustee will notify the Sponsor of any Units tendered for redemption. If the Sponsor's bid in the secondary market equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which Units would have been redeemed by the Trustee. The Sponsor may sell repurchased Units at the secondary market Public Offering Price per Unit.

RETIREMENT ACCOUNTS
--------------------------------------------------------------------------------

   Units are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The minimum purchase for these accounts is reduced to 25 Units but may vary by selling firm. The purchase of Units may be limited by the plans' provisions and does not itself establish such plans.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   DISTRIBUTIONS. Dividends and interest (pro rated on an annual basis), net of expenses, and any net proceeds from the sale of Securities received by a Portfolio will generally be distributed to Unitholders on each Distribution Date to Unitholders of record on the preceding Record Date. These dates appear under "Summary of Essential Financial Information" in Prospectus Part One. Unitholders will also receive a final distribution of income when their Portfolio terminates. A person becomes a Unitholder of record on the date of settlement (generally three business days after Units are ordered). Unitholders may elect to receive distributions in cash or to have distributions reinvested into additional Units. Distributions may also be reinvested into Van Kampen mutual funds. See "Rights of Unitholders--Reinvestment Option".

   Dividends and interest received by a Portfolio are credited to the Income Account of the Portfolio. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account. Proceeds received on the sale of any Securities, to the extent not used to meet redemptions of Units or pay deferred sales charges, fees or expenses, will be distributed to Unitholders. Proceeds received from the disposition of any Securities after a Record Date and prior to the following Distribution Date will be held in the Capital Account and not distributed until the next Distribution Date. Any distribution to Unitholders consists of each Unitholder's pro rata share of the available cash in the Income and Capital Accounts as of the related Record Date.

   The income distribution to the Unitholders of the Portfolio as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of each Unitholder's pro rata share of the estimated net annual income distributions in the Income Account. Because income payments are not received by the Portfolio at a constant rate throughout the year, such distributions to Unitholders may be more or less than the amount credited to the Income Account as of the Record Date. For the purpose of minimizing fluctuation in the distributions from the Income Account, the Trustee is authorized to advance such amounts as may be necessary to provide income distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Income Account on the ensuing Record Date.

   REINVESTMENT OPTION. Unitholders may have distributions automatically reinvested in additional Units under the Automatic Reinvestment Option (ARO) without a sales charge (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides) through two options. Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company or purchase an ARO CUSIP, if available. To participate in this reinvestment option, a Unitholder must file with the Trustee a written notice of election, together with any certificate representing Units and other documentation that the Trustee may then require, at least five days prior to the related Record Date. A Unitholder's election will apply to all Units owned by the Unitholder and will remain in effect until changed by the Unitholder. If Units are unavailable for reinvestment, distributions will be paid in cash.

   In addition, under the Planned Reinvestment Option (PRO) Unitholders may elect to have distributions automatically reinvested in certain Van Kampen mutual funds (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives which differ from those of the Portfolios. The prospectus relating to each Reinvestment Fund describes its investment policies and how to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor. Purchases of shares of a Reinvestment Fund will be made at a net asset value computed on the Distribution Date. Unitholders with an existing PRO account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new account which allows purchases of Reinvestment Fund shares at net asset value.

   A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing no later than five days before a Distribution Date. The Sponsor, each Reinvestment Fund, and its investment adviser shall have the right to suspend or terminate these reinvestment plans at any time.

   REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286. Certificates must be tendered to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. On the seventh day following the tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received by the Trustee after the Evaluation Time or on a day which is not a Portfolio business day, the date of tender is deemed to be the next business day. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Unitholders tendering 1,000 or more Units of a Portfolio (or such higher amount as may be required by your broker-dealer or selling agent) for redemption may request an in kind distribution of Securities equal to the Redemption Price per Unit on the date of tender. Unitholders may not request an in kind distribution of Securities during the five business days prior to a Portfolio's termination. The Portfolios generally do not offer in kind distributions of portfolio securities that are held in foreign markets. An in kind distribution will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional shares will be distributed in cash. The Trustee may adjust the number of shares of any Security included in a Unitholder's in kind distribution to facilitate the distribution of whole shares.

   The Trustee may sell Securities to satisfy Unit redemptions. To the extent that Securities are redeemed in kind or sold, the size of a Portfolio will be, and the diversity of a Portfolio may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an in kind distribution. See "Taxation".

   The Redemption Price per Unit and the secondary market repurchase price per Unit are equal to the pro rata share of each Unit in each Portfolio determined on the basis of (i) the cash on hand in the Portfolio, (ii) the value of the Securities in the Portfolio and (iii) dividends or other income distributions receivable on the Securities in the Portfolio trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Portfolio, (b) the accrued expenses of the Portfolio and (c) any unpaid deferred sales charge payments. For these purposes, the Trustee will determine the value of the Securities as described under "Public Offering--Unit Price".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for other periods as the SEC may permit.

   SPECIAL REDEMPTION FOR CLASSIC AND FEEDOM CUSIPS. On the Special Redemption Date set forth in the "Summary of Essential Financial Information," the Trustee will automatically redeem Units designated with a Classic CUSIP number or a FeeDom CUSIP number. The CUSIP numbers are set forth under "Portfolio Information" in the "Summary of Essential Financial Information" in this prospectus. CUSIP means Committee on Uniform Security Identification Procedures. CUSIP numbers are used by the financial industry to process securities transactions. Unitholders who hold Classic or FeeDom CUSIP Units will receive a cash distribution of their redemption proceeds as described in the previous section in connection with this special redemption unless the Unitholder elects to receive an in-kind distribution of portfolio securities as described above five business days prior to the Special Redemption Date. Of course, all Unitholders may tender their Units for redemption on any business day.

   You should consider a Classic CUSIP if you intend to hold your investment for 15 months or less. You should consider a Regular CUSIP if you intend to hold your investment for the entire term of a Portfolio. FeeDom CUSIP Units are used only for purchases in certain qualified Fee Accounts in connection with the Preferred Securities Portfolio and the Utility Income Portfolio as described under "Fee Accounts". Regular CUSIP Units in a Portfolio will remain outstanding after this special redemption unless tendered for redemption by a Unitholder. Unitholders, other than those holding Units designated with a FeeDom CUSIP, may request a change in the CUSIP number of their Units at any time provided that the request is received by the Trustee or Sponsor no less than five business days prior to the Special Redemption Date.

   EXCHANGE OPTION. When you redeem Units of your Portfolio or when your Portfolio terminates, you may be able to exchange your Units for units of other Van Kampen unit trusts at a reduced sales charge. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time.

   UNITS. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, and certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guarantee program accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Fractional certificates will not be issued. The Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   REPORTS PROVIDED. Unitholders will receive a statement of income and other amounts received by a Portfolio for each distribution. Within a reasonable time after the end of each year, each person who was a Unitholder during that year will receive a statement describing income and capital received, actual Portfolio distributions, Portfolio expenses, a list of the Securities and other Portfolio information. Unitholders may obtain evaluations of the Securities upon request to the Trustee. If you have questions regarding your account or your Portfolio, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

PORTFOLIO ADMINISTRATION
--------------------------------------------------------------------------------

   PORTFOLIO ADMINISTRATION. The Portfolios are not managed funds and, except as provided in the Trust Agreement, Securities generally will not be sold or replaced. The Sponsor may, however, direct that Securities be sold in certain limited circumstances to protect the Portfolio based on advice from the Supervisor. These situations may include events such as the issuer having defaulted on payment of any of its outstanding obligations or the price of a Security has declined to such an extent or other credit factors exist so that in the opinion of the Supervisor retention of the Security would be detrimental to the Portfolio. If a public tender offer has been made for a Security or a merger or acquisition has been announced affecting a Security, the Trustee may either sell the Security or accept a tender offer for cash if the Supervisor determines that the sale or tender is in the best interest of Unitholders. The Trustee will distribute any cash proceeds to Unitholders. In addition, the Trustee may sell Securities to redeem Units or pay Portfolio expenses or deferred sales charges. The Trustee must reject any offer for securities or property other than cash in exchange for the Securities. If securities or property are nonetheless acquired by a Portfolio, the Sponsor may direct the Trustee to sell the securities or property and distribute the proceeds to Unitholders or to accept the securities or property for deposit in the Portfolio. Should any contract for the purchase of any of the Securities fail, the Sponsor will (unless substantially all of the moneys held in the Portfolio to cover the purchase are reinvested in substitute Securities in accordance with the Trust Agreement) refund the cash and sales charge attributable to the failed contract to all Unitholders on or before the next Distribution Date.

   When your Portfolio sells Securities, the composition and diversity of the Securities in the Portfolio may be altered. In order to obtain the best price for a Portfolio, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. In effecting purchases and sales of portfolio securities, the Sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the Portfolios, the Sponsor or dealers participating in the offering of Units. In addition, in selecting among firms to handle a particular transaction, the Sponsor may take into account whether the firm has sold or is selling units of unit investment trusts which it sponsors.

   AMENDMENT OF THE TRUST AGREEMENT. The Trustee and the Sponsor may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or permit acquisition of securities in addition to or substitution for the Securities (except as provided in the Trust Agreement). The Trustee will notify Unitholders of any amendment.

   TERMINATION. Each Portfolio will terminate on the Mandatory Termination Date or upon the sale or other disposition of the last Security held in the Portfolio. A Portfolio may be terminated at any time with consent of Unitholders representing two-thirds of the outstanding Units or by the Trustee when the value of the Portfolio is less than $500,000 ($3,000,000 if the value of the Portfolio has exceeded $15,000,000) (the "Minimum Termination Value"). A Portfolio will be liquidated by the Trustee in the event that a sufficient number of Units of such Portfolio not yet sold are tendered for redemption by the Sponsor, so that the net worth of such Portfolio would be reduced to less than 40% of the value of the Securities at the time they were deposited in such Portfolio. If a Portfolio is liquidated because of the redemption of unsold Units by the Sponsor, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. Unitholders will be notified of any termination. The Trustee may begin to sell Securities in connection with a Portfolio termination nine business days before, and no later than, the Mandatory Termination Date. Approximately thirty days before this date, the Trustee will notify Unitholders of the termination and provide a form enabling qualified Unitholders to elect an in kind distribution of Securities. See "Rights of Unitholders--Redemption of Units". This form must be returned at least five business days prior to the Mandatory Termination Date. Unitholders will receive a final cash distribution within a reasonable time after the Mandatory Termination Date. All distributions will be net of Portfolio expenses and costs. Unitholders will receive a final distribution statement following termination. The Information Supplement contains further information regarding termination of the Portfolios. See "Additional Information".

   LIMITATIONS ON LIABILITIES. The Sponsor, Supervisor and Trustee are under no liability for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee is not liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and is not liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or other governmental charges imposed on the Securities, on it as Trustee under the Trust Agreement or on a Portfolio which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Sponsor and Supervisor may rely on any evaluation furnished by the Trustee and have no responsibility for the accuracy thereof. Determinations by the Trustee shall be made in good faith upon the basis of the best information available to it.

   SPONSOR. Van Kampen Funds Inc. is the Sponsor of the Portfolio. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $89 billion under management or supervision as of June 30, 2004. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of November 30, 2003, the total stockholders' equity of Van Kampen Funds Inc. was $175,086,426 (unaudited).

   Van Kampen Funds Inc. and the Portfolio have adopted a code of ethics requiring Van Kampen's employees who have access to information on Portfolio transactions to report personal securities transactions. This code is intended to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Portfolio. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Portfolio as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217,
(800) 221-7668. If you have questions regarding your account or your Portfolio, please contact the Trustee at its principal unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

TAXATION
--------------------------------------------------------------------------------

   This section summarizes some of the main U.S. federal income tax consequences of owning Units of your Portfolio. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

   ASSETS OF THE PORTFOLIO. Your Portfolio will hold one or more of the following: (i) preferred and common stocks in domestic and foreign corporations (the "Stocks"), (ii) equity interests in real estate investment trusts (the "REIT Shares"), or (iii) trust preferred securities of domestic and/or foreign corporations (the "Debt Obligations"). All of the assets held by the Portfolio constitute the "Portfolio Assets." For purposes of this federal tax discussion, it is assumed that the Stocks constitute equity, the REIT Shares constitute qualifying shares in real estate investment trusts for federal income tax purposes and the Debt Obligations constitute debt, the interest on which is includible in gross income, for federal income tax purposes.

   PORTFOLIO STATUS. The Portfolio will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Portfolio Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends, interest, accruals of original issue discount and market discount, and capital gains, if any) from each Portfolio Asset when such income would be considered to be received by you if you directly owned the Portfolio Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Portfolio which you must take into account for federal income tax purposes is not reduced by amounts used to pay Portfolio expenses (including the deferred sales charge, if any).

     YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If the Portfolio disposes of Portfolio Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Portfolio Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Portfolio Asset by apportioning the cost of your Units, generally including sales charges, among each Portfolio Asset ratably according to its value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, or in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by these reduced rates under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations. Capital gain received from assets held for more than one year that is considered "unrecaptured Section 1250 gain" (which may be the case, for example, with some capital gains attributable to the REIT Shares) is taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, that is subject to the 25% tax rate, will be made based on regulations prescribed by the United States Treasury.

   DIVIDENDS ON STOCKS. Certain dividends received with respect to the Stocks may qualify to be taxed at the same new rates that apply to net capital gain (as discussed above), provided certain holding requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009.

   DIVIDENDS FROM REIT SHARES. Some dividends on the REIT Shares may qualify as "capital gain dividends," taxable to you as long-term capital gains. If you hold a Unit for six months or less or if the Portfolio holds a REIT Share for six months or less, any loss incurred by you related to the disposition of such REIT Share will be treated as long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such REIT Share. Distributions of income or capital gains declared on REIT Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the REIT during the following January. Other dividends with respect to the REIT Shares will generally be taxed as ordinary income, although in limited circumstances certain of such dividends may be taxed at the same new rates that apply to net capital gain (as discussed above.)

   DIVIDENDS RECEIVED DEDUCTION. A corporation that owns Units will generally not be entitled to the dividends received deduction with respect to many dividends received by the Portfolio, because the dividends received deduction is not available for dividends from most foreign corporations or from REITs, or for dividends with respect to trust preferred securities that are treated as debt for federal income tax purposes. Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

   DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Debt Obligations may have been sold with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation which was issued with original issue discount must be increased as original issue discount accrues.

   Some of the Debt Obligations may give the issuers a right to defer payments on the Debt Obligations. Such Debt Obligations are subject to special treatment under the original issue discount rules. Among other things, this treatment may result in you being required to recognize income for federal income tax purposes in a particular year with respect to a Debt Obligation even though the actual cash payments on the Debt Obligation have been deferred to a later year.

   Some Debt Obligations may have been purchased by you or the Portfolio at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price the Portfolio pays for a Debt Obligation or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when the Portfolio receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Debt Obligations may have been purchased by you or the Portfolio at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation (generally including sales charges) exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

   If the price of your Units includes accrued interest on a Debt Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When the Portfolio receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

   IN-KIND DISTRIBUTIONS. Under certain circumstances, as described in this prospectus, you may request a distribution of Portfolio Assets (an "In-Kind Distribution") when you redeem your Units or at the Portfolio's termination. By electing to receive an In-Kind Distribution, you will receive Portfolio Assets plus, possibly, cash.

   You will not recognize gain or loss if you only receive Portfolio Assets in exchange for your pro rata portion of the Portfolio Assets held by the Portfolio. However, if you also receive cash in exchange for a Portfolio Asset or a fractional portion of a Portfolio Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Portfolio Asset or fractional portion of a Portfolio Asset.

   LIMITATIONS ON THE DEDUCTIBILITY OF PORTFOLIO EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of the Portfolio's income, even if some of that income is used to pay Portfolio expenses. You may deduct your pro rata share of each expense paid by the Portfolio to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Portfolio as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

     FOREIGN, STATE AND LOCAL TAXES. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you will not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from the Portfolio or on gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes.

   Some distributions by the Portfolio may be subject to foreign withholding taxes. Any income withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid by the Portfolio, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

   Under the existing income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the Unitholders in the same manner as for federal income tax purposes.

PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------

   GENERAL. The fees and expenses of your Portfolio will generally accrue on a daily basis. Portfolio operating fees and expenses are generally paid out of the Income Account to the extent funds are available, and then from the Capital Account. The deferred sales charge, creation and development fee and organization costs are generally paid out of the Capital Account of your Portfolio. It is expected that Securities will be sold to pay these amounts which will result in capital gains or losses to Unitholders. See "Taxation". These sales will reduce future income distributions. The Sponsor's, Supervisor's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index or, if this category is not published, in a comparable category.

   TRUSTEE'S FEE. For its services the Trustee will receive the fee from your Portfolio set forth in the "Summary of Essential Financial Information" in Part One. The Trustee benefits to the extent there are funds in the Capital and Income Accounts since these Accounts are non-interest bearing to Unitholders and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to your Portfolio is expected to result from the use of these funds.

   COMPENSATION OF SPONSOR AND SUPERVISOR. The Sponsor will receive the annual fees for providing bookkeeping and administrative services and portfolio supervisory services set forth in the "Summary of Essential Financial Information". The Supervisor's fee for the Portfolio is charged as a percentage of average daily net asset value and accrues daily and is paid quarterly. The fees paid to the Sponsor may exceed the actual costs of providing these services to your Portfolio but at no time will the total amount received for these services rendered to all Van Kampen unit investment trusts in any calendar year exceed the aggregate cost of providing these services in that year.

   MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by your Portfolio: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Portfolio, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Portfolio and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Portfolio without negligence, bad faith or wilful misconduct on its part, (g) foreign custodial and transaction fees, (h) costs associated with liquidating the securities held in the Portfolio, (i) any offering costs incurred after the end of the initial offering period and (j) expenditures incurred in contacting Unitholders upon termination of the Portfolio. Each Portfolio may pay the expenses of updating its registration statement each year.

OTHER MATTERS
--------------------------------------------------------------------------------

   LEGAL OPINIONS. The legality of the Units offered hereby has been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn LLP has acted as counsel to the Trustee and as special counsel for New York tax matters.

   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statements of condition and the related portfolios included in this prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This prospectus does not contain all the information set forth in the registration statement filed by the Portfolios with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the Securities, investment risks and general information about the Portfolios. Information about your Portfolio (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



TABLE OF CONTENTS
--------------------------------------------------------------------------------

          TITLE                                 PAGE
          -----                                 ----
   The Portfolios..............................   A-2
   Objectives and Securities Selection.........   A-2
   Risk Factors................................   A-4
   Public Offering.............................   A-7
   Retirement Accounts.........................   A-9
   Rights of Unitholders.......................   A-9
   Portfolio Administration....................  A-12
   Taxation....................................  A-14
   Portfolio Operating Expenses................  A-17
   Other Matters...............................  A-18
   Additional Information......................  A-18






                                                                       EMSPRO___

                               PROSPECTUS PART TWO
--------------------------------------------------------------------------------

                                   VAN KAMPEN
                                   INVESTMENTS

                         PREFERRED SECURITIES PORTFOLIO

                              VAN KAMPEN FUNDS INC.
                           1221 Avenue of the Americas
                            New York, New York 10020


              Please retain this prospectus for future reference.






                                   VAN KAMPEN
                                   INVESTMENTS

                         PREFERRED SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

     This Information Supplement provides additional information concerning the risks and operations of the Portfolios which is not described in the prospectus. You should read this Information Supplement in conjunction with the prospectus. This Information Supplement is not a prospectus but is incorporated into the prospectus by reference.

     It does not include all of the information that you should consider before investing in a Portfolio. This Information Supplement may not be used to offer or sell Units without the prospectus. You can obtain copies of the prospectus by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of the prospectus. All capitalized terms have been defined in the prospectus.

                                TABLE OF CONTENTS

                                                        PAGE

                Risk Factors                               2
                The Portfolios                             7
                Sponsor Information                        7
                Trustee Information                        8
                Portfolio Termination                      8
                Description of Securities Ratings          9


RISK FACTORS

   PRICE VOLATILITY. Because the Portfolios invest in securities of U.S. and foreign companies, you should understand the risks of investing in securities before purchasing Units. These risks include the risk that the financial condition of the company or the general condition of the securities markets may worsen and the value of the securities (and therefore Units) will fall.

Securities are especially susceptible to general market movements. The value of securities often rises or falls rapidly and unpredictably as market confidence and perceptions of companies change. These perceptions are based on factors including expectations regarding government economic policies, inflation, interest rates, economic expansion or contraction, political climates and economic or banking crises. The value of Units will fluctuate with the value of the securities in a Portfolio and may be more or less than the price you originally paid for your Units. As with any investment, we cannot guarantee that the performance of a Portfolio will be positive over any period of time. Because the Portfolios are unmanaged, the Trustee will not sell securities in response to market fluctuations as is common in managed investments. In addition, because some Portfolios hold a relatively small number of securities, you may encounter greater market risk than in a more diversified investment.

   DIVIDENDS. Stocks represent ownership interests in a company and are not obligations of the company. Common stockholders have a right to receive payments from the company that is subordinate to the rights of creditors, bondholders or preferred stockholders of the company. This means that common stockholders have a right to receive dividends only if a company's board of directors declares a dividend and the company has provided for payment of all of its creditors, bondholders and preferred stockholders. If a company issues additional debt securities or preferred stock, the owners of these securities will have a claim against the company's assets before common stockholders if the company declares bankruptcy or liquidates its assets even though the common stock was issued first. As a result, the company may be less willing or able to declare or pay dividends on its common stock.

   TRUST PREFERRED SECURITIES RISKS. Holders of trust preferred securities incur risks in addition to or slightly different than the typical risks of holding preferred stocks. Trust preferred securities are limited-life preferred securities that are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by corporations, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and dividend rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the interest-bearing notes, preferred securities or subordinated debentures. Trust preferred securities usually mature on the stated maturity date of the interest-bearing notes, preferred securities or subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain circumstances at any time. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions on the trust preferred securities are generally treated as interest rather than dividends for federal income tax purposes. Unlike most preferred stocks, distributions received from trust preferred securities are generally not eligible for the dividends-received deduction. Certain of the risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest-bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest-bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

   PREFERRED STOCK RISKS. Certain securities in the Portfolio may be preferred stock. If this is the case, an investment in units should be made with an understanding of the risks which an investment in preferred stocks entails, including the risk that the financial condition of the issuers of the securities or the general condition of the preferred stock market may worsen, and the value of the preferred stocks and therefore the value of the units may decline. Preferred stocks may be susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, market liquidity, and global or regional political, economic or banking crises. Preferred stocks are also vulnerable to congressional reductions in the dividends-received deduction which would adversely affect the after-tax return to the investors who can take advantage of the deduction. Such a reduction might adversely affect the value of preferred stocks in general. Holders of preferred stocks, as owners of the entity, have rights to receive payments from the issuers of those preferred stocks that are generally subordinate to those of creditors of, or holders of debt obligations or, in some cases, other senior preferred stocks of, such issuers. Preferred stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or senior preferred stocks will create prior claims for payment of principal and interest and senior dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its preferred stock or the rights of holders of preferred stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of preferred stocks is subject to market fluctuations for as long as the preferred stocks remain outstanding, and thus the value of the securities may be expected to fluctuate over the life of the Portfolio to values higher or lower than those prevailing on the Initial Date of Deposit.

   FOREIGN STOCKS. Because certain Portfolios invest in foreign stocks, these Portfolios involve additional risks that differ from an investment in domestic stocks. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers. With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, industrial foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

   FOREIGN CURRENCIES. Certain Portfolios also involve the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. For example, if a foreign stock rose 10% in price but the U.S. dollar gained 5% against the related foreign currency, a U.S. investor's return would be reduced to about 5%. This is because the foreign currency would "buy" fewer dollars or, conversely, a dollar would buy more of the foreign currency. Many foreign currencies have fluctuated widely against the U.S. dollar for a variety of reasons such as supply and demand of the currency, investor perceptions of world or country economies, political instability, currency speculation by institutional investors, changes in government policies, buying and selling of currencies by central banks of countries, trade balances and changes in interest rates. A Portfolio's foreign currency transactions will be conducted with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. These dealers realize a profit based on the difference between the price at which they buy the currency (bid price) and the price at which they sell the currency (offer price). The Trustee will estimate the currency exchange rates based on current activity in the related currency exchange markets, however, due to the volatility of the markets and other factors, the estimated rates may not be indicative of the rate a Portfolio might obtain had the Trustee sold the currency in the market at that time.

    FINANCIAL SERVICES. An investment in Units of certain Portfolios should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

   Banks and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Banks had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided as a result of increasing interest rates and other factors, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks because they generally have a portion of their assets invested in loans secured by real estate. Banks and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

   The statutory requirements applicable to and regulatory supervision of banks and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the Securities in the Trust's portfolio cannot be predicted with certainty. The recently enacted Gramm-Leach-Bliley financial-services overhaul legislation will allow banks, securities firms and insurance companies to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the Securities in a Portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability, as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers. Among other benefits, such legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. Neither the Sponsor nor the Underwriter makes any prediction as to what, if any, manner of bank regulatory actions might ultimately be adopted or what ultimate effect such actions might have on a Portfolio.

   The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

   The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. Neither the Sponsor nor the Underwriter makes any prediction as to the effect, if any, such laws will have on the Securities or whether such approvals, if necessary, will be obtained.

   Companies engaged in the investment management industry are subject to the adverse effects of economic recession, volatile interest rates, and competition from new entrants in their fields of business. Adverse changes in the direction of the stock market, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability, as well as the stock prices, of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in the investment management industry are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect the stock prices of such companies.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including but not limited to interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressure to compete globally.

   In addition to the normal risks of business, companies involved in the insurance and risk management industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as:

     o the inherent uncertainty in the process of establishing property-liability loss reserves, and the fact that ultimate losses could materially exceed established loss reserves, which could have a material adverse effect on results of operations and financial condition;

     o the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophic losses, which could have a material adverse impact on their financial conditions, results of operations and cash flow;

     o the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claim settlement practices;

     o the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability ratings;

     o the extensive regulation and supervision to which insurance companies are subject, and various regulatory and other legal actions;

     o the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; and

     o the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

   The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

   All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

   LIQUIDITY. Whether or not the stocks in a Portfolio are listed on a stock exchange, the stocks may delist from the exchange or principally trade in an over-the-counter market. As a result, the existence of a liquid trading market could depend on whether dealers will make a market in the stocks. We cannot guarantee that dealers will maintain a market or that any market will be liquid. The value of the stocks could fall if trading markets are limited or absent.

   ADDITIONAL UNITS. The Sponsor may create additional Units of a Portfolio by depositing into the Portfolio additional stocks or cash with instructions to purchase additional stocks. A cash deposit could result in a dilution of your investment and anticipated income because of fluctuations in the price of the stocks between the time of the deposit and the purchase of the stocks and because the Portfolio will pay brokerage fees.

   VOTING. Only the Trustee may sell or vote the stocks in a Portfolio. While you may sell or redeem your Units, you may not sell or vote the stocks in your Portfolio. The Sponsor will instruct the Trustee how to vote the stocks. The Trustee will vote the stocks in the same general proportion as shares held by other shareholders if the Sponsor fails to provide instructions.

THE PORTFOLIOS

   Investors should note that the selection criteria were applied to the Securities for inclusion in the Portfolios prior to the Initial Date of Deposit. Should a Security no longer meet the criteria used for selection for a Portfolio, such Security will not as a result thereof be removed from a Portfolio.

SPONSOR INFORMATION

     Van Kampen Funds Inc. is the Sponsor of the Portfolios. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Sponsor is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

   With roots in money management dating back to 1927, Van Kampen has helped more than four generations of investors achieve their financial goals. As of November 30, 2003, the total stockholders' equity of Van Kampen Funds Inc. was $175,086,426 (unaudited). Van Kampen Funds Inc. and your Portfolio have adopted a code of ethics requiring Van Kampen's employees who have access to information on Portfolio transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Portfolio. (This paragraph relates only to the Sponsor and not to the Portfolios or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Portfolios as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

TRUSTEE INFORMATION

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Portfolios.

   In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for each Portfolio. Such records shall include the name and address of, and the number of Units of each Portfolio held by, every Unitholder. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in each Portfolio.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

   Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

PORTFOLIO TERMINATION

   A Portfolio may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Units of such Portfolio then outstanding or by the Trustee when the value of the Securities owned by a Portfolio, as shown by any evaluation, is less than $500,000 ($3,000,000 if the value of the Portfolio has exceeded $15,000,000). A Portfolio will be liquidated by the Trustee in the event that a sufficient number of Units of such Portfolio not yet sold are tendered for redemption by the Sponsor, so that the net worth of such Portfolio would be reduced to less than 40% of the value of the Securities at the time they were deposited in such Portfolio. If a Portfolio is liquidated because of the redemption of unsold Units by the Sponsor, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date.

   Commencing during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of the Portfolios. The Sponsor will determine the manner, timing and execution of the sales of the Securities. The Sponsor shall direct the liquidation of the Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Sponsor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice of any termination to all Unitholders of the appropriate Portfolio and will include with such notice a form to enable qualified Unitholders to request an in kind distribution of the U.S.-traded Securities. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the previous business day if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of whole shares of the U.S.-traded Securities in a Portfolio to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. A Unitholder electing an in kind distribution will not receive a distribution of shares of the foreign exchange-traded Securities but will instead receive cash representing his pro rata portion of such Securities. The value of the Unitholder's fractional shares of the Securities will be paid in cash. Unitholders who are not qualified to, or who do not, request an in kind distribution will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. Regardless of the distribution involved, the Trustee will deduct from the funds of the appropriate Portfolio any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in a Portfolio upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder of each Portfolio his pro rata share of the balance of the Income and Capital Accounts of such Portfolio.

   The Sponsor may, but is not obligated to, offer for sale units of a subsequent series of the Portfolios. There is, however, no assurance that units of any new series of the Portfolios will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all Unitholders.

   Within 60 days of the final distribution Unitholders will be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner. DESCRIPTION OF SECURITIES RATINGS

   STANDARD & POOR'S ISSUE CREDIT RATINGS.

A Standard & Poor's issue credit rating is a current opinion of the credit-worthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Long-term issue credit ratings. Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o    Nature of and provisions of the obligation;

     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

 N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

MOODY'S PREFERRED STOCK RATINGS

  Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out standing investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                                                                       EMSPRO393



                      Contents of Post-Effective Amendment
                            to Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants


                                   Signatures

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Focus Portfolios, Series 393, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 25th day of August, 2004.

                                         VAN KAMPEN FOCUS PORTFOLIOS, SERIES 393
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)

                                                               By: GINA COSTELLO
                                                                  Vice President
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on August 25, 2004 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Mitchell M. Merin                   Chairman                                  )

Amy R. Doberman                       Managing Director                       )

Jonathan S. Thomas                  Managing Director                         )

Edward C. Wood, III                 Managing Director                         )


                                                               /s/ GINA COSTELLO
                                                                   -------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 450 (File No. 333-116165) dated June 1, 2004 and the same hereby is incorporated herein by reference.